Exhibit 10.16

WARRANT AGREEMENT

THIS WARRANT AGREEMENT, dated as of November 5, 2021 (as it may from time to time be amended, this “Agreement”), is entered into by and between 9F Inc., a Cayman Islands exempted company (the “Company”), and MOVEON EFFORT LIMITED, a company incorporated in the British Virgin Islands (the “Warrant Holder”).

WHEREAS:

Moore Digital Technology Information Service Limited (“Moore Digital”), a subsidiary of the Company, has entered into a service agreement with the Warrant Holder on November 5, 2021 (the “Service Agreement”) pursuant to which the Warrant Holder has covenanted to provide certain services (the “Services”) to Moore Digital for service fees payable in the form of, and to be fully settled through, the issuance by the Company of certain warrants to receive Class A ordinary shares of the Company, par value $0.00001 per share (each, an “Ordinary Share”), to the Warrant Holder; and

In furtherance of the Service Agreement, the Company has agreed to issue, and the Warrant Holder has agreed to receive, as consideration payable for the Services, an aggregate of 44,788,667 warrants (the “Warrants,” and each, a “Warrant”), each Warrant entitling its holder to receive one Ordinary Share.

NOW THEREFORE, in consideration of the Warrant Holder’s agreement to enter into the Service Agreement, mutual promises contained in this Agreement as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1.      Issuance of the Warrants; Terms of the Warrants.

A. Issuance of the Warrants. On the date fees for the Services become due pursuant to the Service Agreement (the “Closing Date”), the Company shall issue to the Warrant Holder, and the Warrant Holder shall receive and accept from the Company, 44,788,667 Warrants, the issuance of which, subject to Section 6(C) and the right of Moore Digital to deduct and withhold any service fees payable to the Warrant Holder under the Service Agreement, shall be deemed as the full settlement of all payment due from Moore Digital for the Services it receives under the Service Agreement. On the Closing Date, the Company, shall effect the delivery of Warrants in book-entry form.

B. Terms of the Warrants. Each Warrant shall have and be governed by the terms set forth in Schedule 1.

Section 2.       Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrant Holder that:

A. Organization and Corporate Power. The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement have been duly authorized by the Company as of the Closing Date.

(ii) Except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by the availability of specific performance, injunctive relief, or other equitable remedies, this Agreement constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, and the Warrants will constitute valid and binding obligations of the Company enforceable in accordance with their terms as of the Closing Date.

(iii) Save in each case as do not and would not have a Material Adverse Effect, the execution and delivery by the Company of this Agreement, the issuance of the Warrants, the issuance of the Ordinary Shares upon exercise of the Warrants and the fulfillment, of and compliance with, the respective terms hereof by the Company, do not and will not as of the Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s share capital or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the memorandum and articles of association of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under the United States federal or state securities laws. As used herein, “Material Adverse Effect” shall mean any event, fact, circumstance or occurrence that, individually or in the aggregate with any other events, facts, circumstances or occurrences, results in or would reasonably be expected to result in a material adverse change in or a material adverse effect on any of (A) the financial condition, assets, liabilities, results of operations, business, or operations of the Company and its subsidiaries taken as a whole, except to the extent that any such Material Adverse Effect results from (x) the public disclosure of the transactions contemplated under this Agreement or the Service Agreement in accordance with the terms of such documents, (y) changes in generally accepted accounting principles that are generally applicable to comparable companies, or (z) changes in general economic and market conditions; or (B) (x) with respect to the Company, the ability of the Company or Moore Digital to consummate the transactions contemplated by this Agreement, or the Service Agreement, respectively, and to timely perform its material obligations hereunder or thereunder; (y) with respect to the Warrant Holder, its ability to consummate the transactions contemplated by this Agreement or the Service Agreement.

C. Title to Securities. Upon issuance in accordance with and registration in the register of members of the Company and the terms hereof, the Ordinary Shares issuable upon exercise of the Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with the terms hereof, the Warrant Holder will have good title to the Warrants and the Ordinary Shares issuable upon exercise of such Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) restrictions hereunder and under any other agreements, (ii) transfer restrictions under applicable laws, including the United States federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Warrant Holder or any other holder of the Warrants or the Ordinary Shares issuable upon exercise of such Warrants.

Section 3.       Representations and Warranties of the Warrant Holder. The Warrant Holder hereby represents and warrants to the Company that:

A. Organization and Requisite Authority. The Warrant Holder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement have been duly authorized by the Warrant Holder as of the Closing Date.

(ii) Except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by the availability of specific performance, injunctive relief, or other equitable remedies, this Agreement constitutes the valid and binding obligation of the Warrant Holder enforceable in accordance with its terms.

(iii) Save in each case as do not and would not have a Material Adverse Effect, the execution and delivery by the Warrant Holder of this Agreement and the fulfillment, of and compliance with, the respective terms hereof and thereof by the Warrant Holder, do not and will not as of the Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Warrant Holder’s share capital or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the memorandum and articles of association of the Warrant Holder, or any material law, statute, rule or regulation to which the Warrant Holder is subject, or any agreement, order, judgment or decree to which the Warrant Holder is subject.

C. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Warrant Holder of this Agreement or the consummation by the Warrant Holder of any other transactions contemplated hereby, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

D. Investment Representations.

(i) The Warrant Holder understands that the Warrants and, upon exercise of the Warrants, the Ordinary Shares issuable upon such exercise (collectively, the “Securities”), are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Warrant Holder’s compliance with, the representations and warranties of the Warrant Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Warrant Holder to acquire such Securities.

(ii) The Warrant Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Warrant Holder nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(iii) The Warrant Holder understands that: (a) the Warrants have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) in a registered transaction or (2) sold in reliance on an exemption therefrom; and (b) neither the Company nor any other person is under any obligation to register the Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(iv) The Warrant Holder understands that the Ordinary Shares issuable upon such exercise of the Warrants have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) a registration statement covering such Ordinary Shares is declared effective by the Securities and Exchange Commission under the Securities Act and remains effective; or (2) sold in reliance on an exemption therefrom.

(v) The Warrant Holder has been advised and acknowledges that in issuing the Warrants to it pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S. The Warrant Holder is acquiring the Warrants in an offshore transaction in reliance upon the exemption from registration provided by Regulation S. The Warrant Holder is not a “U.S. person” as defined in Rule 902 of Regulation S.

Section 4. Conditions of the Warrant Holder’s Obligations. The obligations of the Warrant Holder to receive and accept the Warrants are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of the Closing Date as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Service Agreement.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Warrant Holder under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Warrant Holder contained in Section 3 shall be true and correct at and as of the Closing Date as though then made.

B. Performance. The Warrant Holder shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Service Agreement that are required to be performed or complied with by the Warrant Holder on or before the Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Service Agreement.

Section 6. Post-Closing Covenants.

A. Public Announcements. The Warrant Holder (i) acknowledges that the Company intends to make certain information disclosure with respect to the transactions contemplated under the Service Agreement and hereunder, and covenants to provide all information as may be reasonably requested by the Company in relation to such information disclosure in a timely manner, and (ii) covenants that it will make all filings and public information disclosures pursuant to applicable laws, including the United States federal and state securities laws.

B. Restriction on Distribution. Without prejudice to further limitations set forth in Schedule 1, the Warrant Holder shall not (i) offer for sale, sell, assign, or transfer any Warrants; or (ii) offer for sale, sell, assign, or transfer any Ordinary Share issuable upon such exercise of the Warrants except pursuant to (1) an effective registration statement covering such Ordinary Share; or (2) an exemption or qualification under applicable securities laws with respect to such Ordinary Shares.

C. Further Assurance. The Company shall have the right to cancel, withdraw, retire, repurchase or demand the surrender of any Warrant or any Ordinary Share issued upon the exercise thereof in accordance with the terms of the Service Agreement. In the event that any Warrant or any Ordinary Share issued upon the exercise thereof shall become subject to cancellation, withdrawal, retirement, repurchase or surrender, or if the Warrant Holder or any other holder of such Warrant or any Ordinary Share (each a “Transferee”) becomes subject to the obligation to compensate, pay or indemnify the Company and/or Moore Digital, pursuant to the terms of the Service Agreement, the Warrant Holder shall, and shall procure that each Transferee shall, at the sole cost of the Warrant Holder, (i) give full effect to such cancellation, withdrawal, retirement, repurchase, surrender, compensation, payment or indemnification in accordance with the terms of the Service Agreement, and (ii) do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the Company and/or Moore Digital may request in relation to such cancellation, withdrawal, repurchase or surrender or to otherwise give full effect to the terms of the Service Agreement.

Section 7. Termination. This Agreement may be terminated at any time (i) by mutual written consent of the Company and the Warrant Holder, or (ii) by the Company upon written notice to the Warrant Holder after the expiry or termination of the Service Agreement, provided that Sections 6, 9, 10, 11 and 12 shall survive the termination hereof.

Section 8. Survival of Representations and Warranties. All of the representations and warranties made by the Warrant Holder contained herein shall survive the Closing Date.

Section 9. Confidentiality. Each party shall keep in confidence, and shall not use (except for the purposes of the transactions contemplated hereby) or disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement, the Service Agreement or the transactions contemplated hereby and thereby. Each party shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the transactions contemplated hereby) or disclose, any such non-public information. Notwithstanding the foregoing, if any party believes in good faith that any announcement or notice must be prepared or published pursuant to applicable laws (including any rules or regulations of any securities exchange or valid legal process) or information is otherwise required to be disclosed to any governmental authority, such party may, in accordance with its understanding of the applicable laws, make the required disclosure in the manner it deems in compliance with the requirements of applicable law.

Section 10. Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing, and delivery shall be deemed sufficient in all respects and to have been duly given as follows: (a) on the actual date of service if delivered personally, (b) at the time of receipt if given by electronic mail to the email addresses set forth in this Section, (c) on the third day after mailing if mailed by first-class mail return receipt requested, postage prepaid and properly addressed as set forth in this Section, or (d) on the day after delivery to a nationally recognized overnight courier service during its business hours for overnight delivery against receipt, and properly addressed as set forth in this Section:

If to the Warrant Holder, at:	Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

Attn: ******

Email: ******

If to the Company, at:	Room 1607, Building No. 5, 5 West Laiguangying Road, Chaoyang District, Beijing 100102, People's Republic of China

Attn: ******

Email: ******

Any party may change its address for purposes of this Section by giving the other parties hereto written notice of the new address in the manner set forth above.

Section 11. Indemnity. Each party (the “Indemnifying Party”) hereby agrees to indemnify, defend, and hold the other party harmless from any and all claims, demands, costs, liabilities, losses, expenses and damages (including reasonable attorneys' fees, costs, and expert witnesses' fees) arising out of or in connection with any breach by the Indemnifying Party of any of its warranties and covenants set forth.

Section 12. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement is held to be prohibited by or invalid under applicable laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need to contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Cumulative Remedy. Each party's rights and remedies under this Agreement are cumulative and in addition to, not exclusive of or in substitution for, any rights or remedies available to that party at law, in equity or otherwise.

F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of Hong Kong. Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be referred to and finally resolved by arbitration at the Hong Kong International Arbitration Centre in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules then in force. There shall be three arbitrators. The Company has the right to appoint one arbitrator, the Warrant Holder has the right to jointly appoint one arbitrator and the third arbitrator shall be appointed by the Hong Kong International Arbitration Centre. The language to be used in the arbitration proceedings shall be English. Each of the Parties irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including without limitation sovereign immunity, immunity to pre-award attachment, immunity to post-award attachment or otherwise) in any arbitration proceedings and/or enforcement proceedings against it arising out of or based on this Agreement or the transactions contemplated hereby.

G. Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

9F INC.

By:	/s/ Lei Lin
Name: Lei Lin

WARRANT HOLDER:

MOVEON EFFORT LIMITED

By:	/s/ Pinjie Yang
Name: Pinjie Yang

[Signature page to Warrant Agreement]

SCHEDULE 1

TERMS OF THE WARRANTS

1.             Number and Price of Shares; Exercise Period.

(a)                Number of Ordinary Shares. Each Warrant shall entitle the Warrant Holder (also referred to as the “Holder”) to receive one Ordinary Share, as may be adjusted pursuant hereto prior to the Expiration Date (defined below).

(b)                Exercise Period and Condition. Subject to Section 6    C.   the Warrants shall be exercisable, at any time and from time to time on or prior to the expiration or termination of the Service Agreement (the “Expiration Date”) for such number of Ordinary Shares (but not for a fraction of an Ordinary Share) which may be issued thereunder, in accordance with the following:

(i)            the total number of Warrants that may be exercised by the Holder at a given time shall be determined by the Company at its sole discretion based on a review of the Services provided by the Warrant Holder; and

(ii)            any Warrant not exercised prior to or on the Expiration Date shall be and become void and of no value and such Warrant shall be terminated and no longer outstanding immediately following the Expiration Date.

2.             Exercise of the Warrant.

(a)                Exercise. Subject to Section 6  C.   the rights represented by the Warrants may be exercised at the election of the Holder, in whole or in part, at any time and from time to time before the Expiration Date, in accordance with Clause 1, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder.

(b)                Share Certificates. The rights under a Warrant shall be deemed to have been exercised and the Ordinary Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date such Warrant is exercised in accordance with terms hereunder, and the person entitled to receive the Ordinary Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Ordinary Shares as of the close of business on such date.

(c)                No Fractional Shares or Scrip. No fractional shares or scrip representing fractional Ordinary Shares shall be issued upon the exercise of the rights under any Warrant.

(d)                Reservation of Shares. The Company agrees, during the term the rights under any Warrant are exercisable, to reserve, free from preemptive rights or any other contingent rights of persons other than the Holder, and keep available from its authorized and unissued Ordinary Shares for the purpose of effecting the exercise of the Warrants such number of Ordinary Shares as shall be sufficient to effect the exercise of the rights under the Warrants, and for issuance and delivery upon conversion of the Ordinary Shares, such number of other share capital of the Company (collectively the “Issuable Securities”). All Issuable Securities shall be duly authorized and, when issued upon such exercise or conversion, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions, and free and clear of all preemptive and similar rights, other than transfer restrictions imposed by applicable securities laws and provisions under the current Memorandum and Articles of the Company.

3.             Transfer of the Warrant.

(a)                Transferability of the Warrant. Subject to (i) Clause 4, and (ii) the prior written approval of the Company and such other conditions as may be imposed by the Company, neither any Warrant nor any rights thereunder are transferable, in whole or in part.

(b)                Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

4.             Certain Agreements on Transfer of the Warrants and Ordinary Shares; Compliance with Securities Laws.

(a)                Transfers. The transfer of any Warrant or any Ordinary Share issuable upon exercise thereof (the “Securities”) must be in compliance with all applicable laws including the Securities Act of 1933, as amended (the “Securities Act”), and any other United States federal and state securities laws. The Holder agrees not to make any offer, sale, assignment, transfer or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until:

(i)            If there is then in effect a registration statement under the Securities Act covering such proposed disposition, such disposition is made in accordance with such registration statement, or

(ii)            (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a description of the manner and circumstances of the proposed disposition, and (B) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act or (ii) a “no action” letter from the SEC to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b)                Securities Law Legend. Each certificate, instrument or book entry representing the Securities shall (unless otherwise permitted by the provisions hereunder) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(c)                Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Clause 4.

(d)                Removal of Legend. The legend referring to federal and state securities laws identified in Clause  4(b) notated on any certificate evidencing the Securities and the share transfer instructions and record notations with respect to such Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities (to the extent the Securities are certificated), if (i) such Securities are registered under the Securities Act, or (ii) the Company has obtained the opinion of an outside counsel that a sale or transfer of such Securities may be made without registration, qualification or legend.

(e)                No Encumbrance. No encumbrance in respect of any Securities shall be, directly or indirectly, placed by the Holder or any of its affiliates, including any charge, mortgage, lien, pledge, restrictions, security interest or other encumbrances.

5.             Adjustments. Subject to the expiration of a Warrant, the number and kind of shares exercisable thereunder are subject to adjustment from time to time, as follows:

(a)                Business Combination. In case of the approval of any shareholders of the Company shall be required in connection with any reclassification of the Ordinary Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Ordinary Shares are converted into other securities, cash or property, the Holder’s right to receive the Ordinary Shares issuable upon exercise of a Warrant shall be converted into the right to exercise such Warrant to acquire the number of shares or other securities or property (including cash) which the Ordinary Shares issuable (at the time of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange) upon exercise thereof immediately prior to such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange would have been entitled to receive upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Holder’s right to exercise a Warrant in exchange for any shares or other securities or property pursuant to this Clause  5(a). If and to the extent that the holders of Ordinary Shares have the right to elect the kind or amount of consideration receivable upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, then the consideration that the Holder shall be entitled to receive upon exercise of a Warrant shall be specified by the Holder, which specification shall be made by the Holder by the later of (i) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Ordinary Shares, and (ii) the last time at which the holders of Ordinary Shares are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Ordinary Shares that are not affiliated with the Company (or, in the case of a consolidation, merger, sale or similar transaction, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election). From and after any such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, all references to “Ordinary Shares” herein shall be deemed to refer to the consideration to which the Holder is entitled pursuant to this Clause 5(a).

(b)                Reclassification of Shares. If the Ordinary Shares issuable upon exercise hereof are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Ordinary Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise a Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of such Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c)                Subdivisions and Combinations. In the event that the outstanding Ordinary Shares are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Ordinary Shares issuable upon exercise of a Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and in the event that the outstanding Ordinary Shares are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Ordinary Shares issuable upon exercise of a Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased.

(d)                Notice of Adjustments. Upon any adjustment in accordance with this Clause 5, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, and the number of securities or other property purchasable or receivable upon the exercise of the rights under the Warrants, setting forth in reasonable detail the method of calculation of each.

6.              No Rights as a Shareholder. Nothing contained herein shall entitle the Holder to any rights as a shareholder of the Company or to be deemed the holder of any securities that may at any time be issuable upon exercise of any Warrant for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a shareholder of the Company until the rights under any Warrant shall have been exercised and the Ordinary Shares issuable upon exercise of the rights thereunder shall have become deliverable as provided herein.

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EXHIBIT A

NOTICE OF EXERCISE

TO:                9F Inc. (the “Company”)

Attention:      Chief Executive Officer

(1)	Exercise. The undersigned elects to exercise the following pursuant to the terms of the Warrant Agreement dated ____________________________:

Number of shares:

(2)	Share. Please make a book entry in the name of the undersigned.

(3)	Compliance. The undersigned represents and warrants that the aforesaid shares are being acquired without violation of applicable securities laws.

(4)	Consent to Receipt of Electronic Notice. The undersigned consents to the delivery of any notice to shareholders given by the Company by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company’s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company.

(Print name of warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)